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                                                                    EXHIBIT 23.1
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Independent Auditors' Consent



We consent to the incorporation by reference in this Registration Statement of Walker Interactive Systems, Inc. on Form S-8 of our reports dated January 26, 1996, appearing in and incorporated by reference in the Annual Report on Form 10-K of Walker Interactive Systems, Inc. for the year ended December 31, 1995.



Dated: July 23, 1996            By:  /s/ Deloitte & Touche LLP
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                                     Deloitte & Touche LLP

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